11. INCOME TAXES: Schedule of Effective Income Tax Rate Reconciliation (Tables)	12 Months Ended
Sep. 30, 2021
Tables/Schedules
Schedule of Effective Income Tax Rate Reconciliation

	2021	2020

Loss before income taxes	$(939,124)	$(1,056,142)

Expected income tax recovery	$(255,000)	$(287,000)
Permanent differences	(40,000)	(5,000)
Share issue costs	(40,000)	(21,000)
Change in unrecognized deductible temporary differences	335,000	313,000
Total deferred income tax (recovery) expense	$-	$-